                                                                    EXHIBIT 21.1
                                                                     PAGE 1 OF 2

                  APACHE CORPORATION - LISTING OF SUBSIDIARIES
                             AS OF FEBRUARY 29, 2000

EXACT NAME OF SUBSIDIARY AND NAME                              JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                           INCORPORATION OR ORGANIZATION
------------------------------------                           -----------------------------


Apache Corporation (New Jersey)                                 New Jersey
Apache Delaware LLC                                             Delaware
Apache Finance Louisiana Corporation                            Delaware
Apache Foundation                                               Minnesota
Apache Gathering Company                                        Delaware
Apache Holdings, Inc.                                           Delaware
Apache International, Inc.                                      Delaware
         Apache Qarun Corporation LDC                           Cayman Islands
Apache Louisiana Holdings, LLC                                  Delaware
Apache Overseas, Inc.                                           Delaware
         Apache Abu Gharadig Corporation LDC                    Cayman Islands
         Apache Asyout Corporation LDC                          Cayman Islands
         Apache Bohai Corporation LDC                           Cayman Islands
         Apache China Corporation LDC                           Cayman Islands
         Apache Darag Corporation LDC                           Cayman Islands
         Apache East Bahariya Corporation LDC                   Cayman Islands
         Apache Enterprises LDC                                 Cayman Islands
         Apache Faiyum Corporation LDC                          Cayman Islands
         Apache Matruh Corporation LDC                          Cayman Islands
         Apache Mediterranean Corporation LDC                   Cayman Islands
         Apache Poland Holding Company                          Delaware
                  Apache Eastern Europe B.V.                    Netherlands
                           Apache Poland Sp. z o.o.             Poland
Nagasco, Inc.                                                   Delaware
         Apache Marketing, Inc.                                 Delaware
         Apache Transmission Corporation - Texas                Texas
         Apache Crude Oil Marketing, Inc.                       Delaware
         Nagasco Marketing, Inc.                                Delaware
Apache Oil Corporation                                          Texas
Burns Manufacturing Company                                     Minnesota
Apache Energy Limited                                           Western Australia
         Apache Northwest Pty Ltd.                              Western Australia
         Apache Carnarvon Pty Ltd.                              Western Australia
         Apache Dampier Pty Ltd.                                Western Australia
         Apache East Spar Pty Limited                           Western Australia
         Apache Finance Pty Ltd                                 Australian Capital Territory
         Apache Harriet Pty Limited                             Victoria, Australia
         Apache Kersail Pty Ltd                                 Victoria, Australia
         Apache Kitusa Pty Ltd                                  Victoria, Australia
         Apache Miladin Pty Ltd                                 Victoria, Australia
         Apache Nasmah Pty Ltd                                  Victoria, Australia
         Apache Oil Australia Pty Limited                       New South Wales, Australia
                  Apache Airlie Pty Limited                     New South Wales, Australia
         Apache Varanus Pty Limited                             Queensland, Australia
         Apache Pipeline Pty Ltd                                Western Australia

                  APACHE CORPORATION - LISTING OF SUBSIDIARIES
                             AS OF FEBRUARY 29, 2000

EXACT NAME OF SUBSIDIARY AND NAME                               JURISDICTION OF
UNDER WHICH SUBSIDIARY DOES BUSINESS                            INCORPORATION OR ORGANIZATION
------------------------------------                            -----------------------------


Apache West Australia Holdings Limited                           Island of Guernsey
         Apache UK Limited                                       England and Wales
                  Apache Lowendal Pty Limited                    Victoria, Australia
Apache Transfer Company                                          Delaware
DEK Energy Company                                               Delaware
         DEK Energy Texas, Inc.                                  Delaware
         DEK Exploration Inc.                                    Delaware
         Apache Finance Canada Corporation                       Nova Scotia, Canada
                  Apache Canada Management Ltd                   Alberta, Canada
                           Apache Canada Holdings Ltd            Alberta, Canada
         DEK Petroleum Corporation                               Illinois
                  Apache Canada Ltd.                             Alberta, Canada
         DEPCO, Inc.                                             Texas
         Heinold Holdings, Inc.                                  Delaware
Phoenix Exploration Resources, Ltd.                              Delaware
         TEI Arctic Petroleum (1984) Ltd.                        Alberta, Canada
         Texas International Company                             Delaware
Apache Khalda Corporation LDC                                    Cayman Islands
         Apache Khalda, Inc.                                     Delaware
Apache Qarun Exploration Company LDC                             Cayman Islands
         Phoenix Resources Company of Qarun                      Delaware
Apache North America, Inc.                                       Delaware